Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Fourth Amendment”) is entered into as of August 23, 2024, by and among Halcón Holdings, LLC, a Delaware limited liability company (the “Borrower”), Macquarie Bank Limited, as administrative agent (in such capacity, the “Administrative Agent”) for the lenders party from time to time to the Credit Agreement referred to below (the “Lenders”), the Lenders party hereto, the Guarantors party hereto and Battalion Oil Corporation, a Delaware corporation (“Holdings”).

RECITALS

WHEREAS, the Borrower, the Administrative Agent and the Lenders are party to that certain Amended and Restated Senior Secured Credit Agreement dated as of November 24, 2021 (as amended by that certain First Amendment to Amended and Restated Senior Secured Credit Agreement, dated as of August 2, 2022, that certain Second Amendment to Amended and Restated Senior Secured Credit Agreement, dated as of November 14, 2022, that certain Corrective Amendment to Amended and Restated Senior Secured Credit Agreement, dated as of June 6, 2023, and that certain Third Amendment to Amended and Restated Senior Secured Credit Agreement, dated as of March 28, 2024, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower and provided certain other credit accommodations to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Lenders party hereto, which constitute the Majority Lenders, have agreed to amend the Credit Agreement upon the terms and conditions set forth herein and to be effective as of the Fourth Amendment Effective Date (as defined below).

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Loan Parties, the Administrative Agent and the Lenders party hereto hereby agree as follows:

Section 1.Defined Terms.  Each capitalized term used herein, but not otherwise defined herein, has the meaning given such term in the Credit Agreement, as amended by this Fourth Amendment (the “Amended Credit Agreement”).
Section 2.Amendments to Credit Agreement.
2.1Section 9.01(b). Section 9.01(b) of the Credit Agreement is hereby amended and restated in its entirety as reflected below:

(b)Current Ratio.  The Borrower will not permit the Current Ratio, as of the last day of any fiscal quarter (commencing with the fiscal quarter ending December 31, 2021), to be less than the applicable level set forth in the following table for the applicable fiscal quarter:

Fiscal Quarter	Current Ratio
Fiscal quarters ending December 31, 2021 through and including June 30, 2022	1.00 to 1.00
Fiscal quarter ending September 30, 2022	0.90 to 1.00
Fiscal quarter ending December 31, 2022	0.70 to 1.00
Fiscal quarter ending March 31, 2023	0.75 to 1.00
Fiscal quarters ending June 30, 2023 through and including June 30, 2024	1.00 to 1.00
Fiscal quarter ending September 30, 2024	0.90 to 1.00
Each fiscal quarter thereafter	1.00 to 1.00
Section 3.Conditions Precedent to Fourth Amendment.  This Fourth Amendment shall not become effective until the date of satisfaction or waiver of the following conditions (the “Fourth Amendment Effective Date”):
3.1Signature Pages.  The Administrative Agent shall have received counterparts to this Fourth Amendment duly executed by the Lenders constituting all Lenders party to the Credit Agreement and each Loan Party.
3.2Representations and Warranties.  On and as of the Fourth Amendment Effective Date the representations and warranties contained in Section 4 hereof shall be true and correct.
3.3No Default or Event of Default. Immediately prior to, and after giving effect to, this Fourth Amendment, no Default or Event of Default shall exist.
3.4Fees and Expenses.  (i) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date and (ii) the Borrower shall have paid the reasonable and documented out-of-pocket fees and expenses of Sidley Austin LLP, counsel to the Administrative Agent, required to be paid by the Borrower pursuant to Section 12.03 of the Credit Agreement, to the extent invoiced prior to 1:00 p.m. Houston, Texas time on the Fourth Amendment Effective Date (or such later time as to which the Borrower may agree).

The Administrative Agent shall notify the Borrower and the Lenders of the Fourth Amendment Effective Date, and such notice shall be conclusive and binding.

Section 4.Representations and Warranties.  To induce the Lenders party hereto and the Administrative Agent to enter into this Fourth Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent as follows:

4.1Reaffirm Existing Representations and Warranties.  Each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the Fourth Amendment Effective Date after giving effect to this Fourth Amendment, except in the case of any representation and warranty which (A) expressly relates to a given date, such representation and warranty shall be true and correct in all material respects as of such given date and (B) is qualified by a materiality or Material Adverse Effect standard, in which case such representation and warranty shall be true and correct in all respects.
4.2No Default or Event of Default.  Immediately prior to, and after giving effect to, this Fourth Amendment, no Default or Event of Default has occurred and is continuing.
Section 5.Miscellaneous.
5.1Reaffirmation of Loan Documents.  Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and, to the knowledge of each Loan Party, such Loan Party has no defense to its obligations to pay the Secured Obligations when due.  Each Loan Party hereby agrees that the amendments and modifications herein contained shall not limit or impair any Liens securing the Secured Obligations or such Loan Party’s obligation to pay the Secured Obligations when due, each of which is hereby ratified and affirmed.
5.2No Waiver.  Neither the execution by the Administrative Agent or the Lenders party hereto of this Fourth Amendment, nor any other act or omission by Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Fourth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents.  Similarly, nothing contained in this Fourth Amendment shall directly or indirectly in any way whatsoever: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Nothing in this Fourth Amendment shall be construed to be a consent by Administrative Agent or the Lenders to any Default or Event of Default.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as modified hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as modified hereby.
5.3Counterparts.  This Fourth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Fourth Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Fourth Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
5.4Complete Agreement.  THIS FOURTH AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
5.5Headings.  Section headings used in this Fourth Amendment are for convenience of reference only, are not part of this Fourth Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Fourth Amendment.
5.6Governing Law.  THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  Section 12.09(b) through (d) of the Credit Agreement shall apply to this Fourth Amendment mutatis mutandis.
5.7Severability. Any provision of this Fourth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
5.8Loan Document.  This Fourth Amendment shall constitute a Loan Document (as defined in the Credit Agreement), and all the terms and provisions of the Amended Credit Agreement relating to Loan Documents shall apply hereto.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:	HALCÓN HOLDINGS, LLC

	By:	/s/ Matthew B. Steele
		Name:	Matthew B. Steele
		Title:	Chief Executive Officer and President

HOLDINGS
(solely with respect to Article IX-A of the Amended Credit Agreement):
BATTALION OIL CORPORATION

	By:	/s/ Matthew B. Steele
		Name:	Matthew B. Steele
		Title:	Chief Executive Officer

GUARANTORS:	BATTALION OIL MANAGEMENT, INC. HALCÓN ENERGY PROPERTIES, INC. HALCÓN OPERATING CO., INC. HALCÓN FIELD SERVICES, LLC HALCÓN PERMIAN, LLC

	By:	/s/ Matthew B. Steele
		Name:	Matthew B. Steele
		Title:	Chief Executive Officer and President

ADMINISTRATIVE AGENT:	MACQUARIE BANK LIMITED, as Administrative Agent and a Lender

	By:	/s/ Robert Trevena
		Name:	Robert Trevena
		Title:	Division Director

	By:	/s/ Nathan Booker
		Name:	Nathan Booker
		Title:	Division Director

(Signed in Sydney under MBL POA No. 3322, expiring 31 January 2025)

[Signature Page to Fourth Amendment]

LENDERS:
ARES CAPITAL CORPORATION, as a Lender

	By:	/s/ Michael Dieber
		Name:	Michael Dieber
		Title:	Authorized Signatory

IVY XIX FINANCING, LLC, by Ivy Hill Asset Management, L.P., as Servicer

	By:	/s/ Steven Alexander
		Name:	Steven Alexander
		Title:	Authorized Signatory

CION ARES DIVESTIFIED CREDIT FUND, as a Lender

	By:	/s/ Michael Dieber
		Name:	Michael Dieber
		Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED, as Lender
By: FCOD CLO Management LLC, its collateral manager

	By:	/s/ Vincent Randazzo
		Name:	Vincent Randazzo
		Title:	Deputy Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED, as a Lender
By: FCOO CLO Management LLC, its collateral manager

	By:	/s/ Vincent Randazzo
		Name:	Vincent Randazzo
		Title:	Deputy Chief Financial Officer

[Signature Page to Fourth Amendment]

FORTRESS CREDIT OPPORTUNITIES XI CLO LIMITED, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Vincent Randazzo
	Name:	Vincent Randazzo
	Title:	Deputy Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XIX CLO LLC, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Vincent Randazzo
	Name:	Vincent Randazzo
	Title:	Deputy Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XV CLO LIMITED, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Vincent Randazzo
	Name:	Vincent Randazzo
	Title:	Deputy Chief Financial Officer

FLF II HOLDINGS FINANCE L.P., as a Lender
By: Fortress Lending Advisors II LLC, its investment manager

By:	/s/ Vincent Randazzo
	Name:	Vincent Randazzo
	Title:	Authorized Signatory

FLF II MA-CRPTF HOLDINGS FINANCE L.P., as a Lender
By: FLF II MA-CRPTF Advisors LLC, its collateral manager

By:	/s/ Vincent Randazzo
	Name:	Vincent Randazzo
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]

FLF II GMS HOLDINGS FINANCE L.P., as a Lender
By: FLF II GMS Holdings Finance CM LLC, as servicer
By: Fortress Lending II Holdings LP, its sole member
By: Fortress Lending Advisors II LLC, its investment manager

By:	/s/ Vincent Randazzo
	Name:	Vincent Randazzo
	Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES XXI CLO LLC, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Vincent Randazzo
	Name:	Vincent Randazzo
	Title:	Deputy Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXIII CLO LLC, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Vincent Randazzo
	Name:	Vincent Randazzo
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment]